UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2017

US ALLIANCE CORPORATION

(Exact name of registrant as specified in its charter)

KANSAS		26-4824142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4123 SW Gage Center Drive

Topeka, Kansas 66604

(Address of principal executive offices) (Zip Code)

(785) 228-0200

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.1b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(s) of the Exchange Act.      [ ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to Articles of Incorporation. The information required by this Item is contained in Item 5.07 below and incorporated herein by this reference.

(b) Amendment to Bylaws. At a regular meeting of the board of directors of US Alliance Corporation (the “Company”) held in December, 2016, the board unanimously approved an amendment to the Company’s bylaws (“Bylaws”) to change the number of shares of outstanding voting stock required to be present in person or by proxy at any meeting of the Company’s stockholders from a majority to one-third. The Company inadvertently failed to timely file a report on Form 8-K to announce this change. A copy of the amendment to the Bylaws is attached as Exhibit 3.2 and incorporated herein by this reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting (the “Annual Meeting”) of the shareholders of the Company was held on June 5, 2017 at the principal office of the Company in Topeka, Kansas. Stockholders representing 3,059,707 shares of the Company’s common stock, or approximately 54.8% of the Company’s outstanding stock and representing a quorum as defined in the Company’s Bylaws, was present in person or by proxy.

At the Annual Meeting, the Company’s stockholders approved a proposal to amend the Company’s Articles of Incorporation (the “Articles”) to (1) increase the number of shares of the Company’s common voting stock, par value $0.10, authorized and available for issuance from 9,000,000 to 20,000,000, and (2) eliminate cumulative voting in the election of directors. The Company’s board of directors had previously approved the amendments and recommended that they be submitted to the stockholders for approval. Copies of the amendments to the Articles are attached as Exhibits 3.1.1 and 3.1.2 and incorporated herein by this reference.

At the Annual Meeting, the Company’s stockholders also (1) re-elected the Company’s five nominees for director, each to serve for a one-year term, and (2) ratified the appointment of Kerber, Eck & Braeckel LLP as the Company’s independent registered public accounting firm. Proxies submitted by the Company’s stockholders further authorized Jack Brier and Kurtis Scott, as proxyholders, to vote upon any other matters coming before the Annual Meeting and any adjournment thereof, but no other matters were submitted to a vote.

The final voting results for each proposal submitted to a vote of the stockholders were as follows:

Proposal 1 – Election of Directors:

Name	Voted For	Voted to Withhold	Abstained
Jack Brier	3,057,707	2,000	-0-
James Concannon	3,057,707	2,000	-0-
Rochelle Chronister	3,050,882	8,825	-0-
William Graves	3,051,707	8,000	-0-
Kurtis Scott	3,055,707	4,000	-0-

Proposal 2 – Ratification of kerber, eck & braeckel llp:

Voted For	Voted Against	Abstained
3,021,441	1,400	36,866

Proposal 3 – amendment to articles to increase authorized common stock:

Voted For	Voted Against	Abstained
2,809,503	179,545	70,659

Proposal 4 – amendment to articles to eliminate cumulative voting:

Voted For	Voted Against	Abstained
2,858,682	183,625	17,400

Item 9.01. Exhibits

(d) Exhibits

Exhibit No.	Exhibit

3.1.1	Certificate of Amendment to the Company’s Articles of Incorporation

3.1.2	Certificate of Amendment to the Company’s Articles of Incorporation

3.2	Amendment No. 1 to the Company’s Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US ALLIANCE CORPORATION

Date: June 9, 2017	By:	/s/Jack H. Brier
Jack H. Brier
President and Chairman